Exhibit 99.2
Westar Energy, Inc.
Second Quarter 2017 Earnings
Released August 8, 2017

Cody VandeVelde
Director Investor Relations
785-575-8227
Cody.VandeVelde@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,
	2017	2016	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$188,142	$202,838	$(14,696)	(7.2)
Commercial	182,110	188,197	(6,087)	(3.2)
Industrial	107,990	108,004	(14)	—
Other retail	(10,092)	(16,502)	6,410	38.8
Total Retail Revenues	468,150	482,537	(14,387)	(3.0)
Wholesale	63,044	66,687	(3,643)	(5.5)
Transmission	70,152	66,620	3,532	5.3
Other	7,975	5,604	2,371	42.3
Total Revenues	609,321	621,448	(12,127)	(2.0)
OPERATING EXPENSES:
Fuel and purchased power	111,790	118,630	(6,840)	(5.8)
SPP network transmission costs	61,763	55,227	6,536	11.8
Operating and maintenance	87,158	85,619	1,539	1.8
Depreciation and amortization	94,029	84,226	9,803	11.6
Selling, general and administrative	57,579	75,724	(18,145)	(24.0)
Taxes other than income tax	41,890	48,407	(6,517)	(13.5)
Total Operating Expenses	454,209	467,833	(13,624)	(2.9)
INCOME FROM OPERATIONS	155,112	153,615	1,497	1.0
OTHER INCOME (EXPENSE):
Investment earnings	2,636	2,280	356	15.6
Other income	523	3,382	(2,859)	(84.5)
Other expense	(2,647)	(2,908)	261	9.0
Total Other Income	512	2,754	(2,242)	(81.4)
Interest expense	43,679	39,683	3,996	10.1
INCOME BEFORE INCOME TAXES	111,945	116,686	(4,741)	(4.1)
Income tax expense	35,906	40,542	(4,636)	(11.4)
NET INCOME	76,039	76,144	(105)	(0.1)
Less: Net income attributable to noncontrolling interests	3,974	3,804	170	4.5
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$72,065	$72,340	$(275)	(0.4)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.50	$0.51	$(0.01)	(2.0)
Diluted earnings per common share	$0.50	$0.51	$(0.01)	(2.0)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,466	142,034	432	0.3
Diluted	142,596	142,497	99	0.1
DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.38	$0.02	5.3
Effective income tax rate	32%	35%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Six Months Ended June 30,
	2017	2016	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$364,310	$382,128	$(17,818)	(4.7)
Commercial	337,817	353,870	(16,053)	(4.5)
Industrial	206,506	208,702	(2,196)	(1.1)
Other retail	(22,440)	(30,884)	8,444	27.3
Total Retail Revenues	886,193	913,816	(27,623)	(3.0)
Wholesale	140,411	134,099	6,312	4.7
Transmission	139,593	130,535	9,058	6.9
Other	15,698	12,448	3,250	26.1
Total Revenues	1,181,895	1,190,898	(9,003)	(0.8)
OPERATING EXPENSES:
Fuel and purchased power	225,645	218,688	6,957	3.2
SPP network transmission costs	122,437	115,987	6,450	5.6
Operating and maintenance	168,356	163,377	4,979	3.0
Depreciation and amortization	182,655	167,866	14,789	8.8
Selling, general and administrative	116,735	132,179	(15,444)	(11.7)
Taxes other than income tax	84,606	97,375	(12,769)	(13.1)
Total Operating Expenses	900,434	895,472	4,962	0.6
INCOME FROM OPERATIONS	281,461	295,426	(13,965)	(4.7)
OTHER INCOME (EXPENSE):
Investment earnings	5,790	4,296	1,494	34.8
Other income	1,823	12,860	(11,037)	(85.8)
Other expense	(7,963)	(8,451)	488	5.8
Total Other Income	(350)	8,705	(9,055)	(104.0)
Interest expense	84,774	80,114	4,660	5.8
INCOME BEFORE INCOME TAXES	196,337	224,017	(27,680)	(12.4)
Income tax expense	56,816	79,165	(22,349)	(28.2)
NET INCOME	139,521	144,852	(5,331)	(3.7)
Less: Net income attributable to noncontrolling interests	7,795	6,927	868	12.5
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$131,726	$137,925	$(6,199)	(4.5)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.92	$0.97	$(0.05)	(5.2)
Diluted earnings per common share	$0.92	$0.97	$(0.05)	(5.2)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	142,451	142,013	438	0.3
Diluted	142,579	142,361	218	0.2
DIVIDENDS DECLARED PER COMMON SHARE	$0.80	$0.76	$0.04	5.3
Effective income tax rate	29%	35%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	June 30, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,210	$3,066
Accounts receivable, net of allowance for doubtful accounts of $5,697 and $6,667, respectively	274,426	288,579
Fuel inventory and supplies	302,696	300,125
Taxes receivable	—	13,000
Prepaid expenses	19,077	16,528
Regulatory assets	110,179	117,383
Other	30,638	29,701
Total Current Assets	740,226	768,382
PROPERTY, PLANT AND EQUIPMENT, NET	9,406,054	9,248,359
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	252,737	257,904
OTHER ASSETS:
Regulatory assets	750,888	762,479
Nuclear decommissioning trust	220,031	200,122
Other	226,214	249,828
Total Other Assets	1,197,133	1,212,429
TOTAL ASSETS	$11,596,150	$11,487,074
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$125,000
Current maturities of long-term debt of variable interest entities	28,538	26,842
Short-term debt	329,200	366,700
Accounts payable	139,628	220,522
Accrued dividends	53,743	52,885
Accrued taxes	89,742	85,729
Accrued interest	45,124	72,519
Regulatory liabilities	11,903	15,760
Other	76,294	81,236
Total Current Liabilities	774,172	1,047,193
LONG-TERM LIABILITIES:
Long-term debt, net	3,686,180	3,388,670
Long-term debt of variable interest entities, net	82,653	111,209
Deferred income taxes	1,794,177	1,752,776
Unamortized investment tax credits	209,283	210,654
Regulatory liabilities	230,355	223,693
Accrued employee benefits	511,073	512,412
Asset retirement obligations	368,233	323,951
Other	85,145	83,326
Total Long-Term Liabilities	6,967,099	6,606,691
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 11 and 13)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 142,093,387 shares and 141,791,153 shares, respective to each date	710,467	708,956
Paid-in capital	2,019,815	2,018,317
Retained earnings	1,095,247	1,078,602
Total Westar Energy, Inc. Shareholders’ Equity	3,825,529	3,805,875
Noncontrolling Interests	29,350	27,315
Total Equity	3,854,879	3,833,190
TOTAL LIABILITIES AND EQUITY	$11,596,150	$11,487,074

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2017	2016
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$139,521	$144,852
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	182,655	167,866
Amortization of nuclear fuel	15,948	16,831
Amortization of deferred regulatory gain from sale leaseback	(2,748)	(2,748)
Amortization of corporate-owned life insurance	8,920	8,819
Non-cash compensation	4,613	4,778
Net deferred income taxes and credits	53,852	75,334
Allowance for equity funds used during construction	(773)	(5,247)
Changes in working capital items:
Accounts receivable	14,154	(40,555)
Fuel inventory and supplies	(2,262)	2,140
Prepaid expenses and other current assets	39,167	7,126
Accounts payable	(20,012)	(21,364)
Accrued taxes	11,019	16,272
Other current liabilities	(103,316)	(62,434)
Changes in other assets	14,891	1,848
Changes in other liabilities	7,695	15,163
Cash Flows from Operating Activities	363,324	328,681
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(383,627)	(503,631)
Purchase of securities - trusts	(12,140)	(39,603)
Sale of securities - trusts	13,538	41,201
Investment in corporate-owned life insurance	(13,875)	(14,648)
Proceeds from investment in corporate-owned life insurance	185	24,171
Investment in affiliated company	—	(655)
Other investing activities	(3,199)	(2,798)
Cash Flows used in Investing Activities	(399,118)	(495,963)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(37,632)	(73,300)
Proceeds from long-term debt	296,296	396,577
Proceeds from long-term debt of variable interest entities	—	162,048
Retirements of long-term debt	(125,000)	(50,000)
Retirements of long-term debt of variable interest entities	(26,840)	(190,355)
Repayment of capital leases	(1,663)	(401)
Borrowings against cash surrender value of corporate-owned life insurance	52,302	54,910
Repayment of borrowings against cash surrender value of corporate-owned life insurance	—	(22,921)
Issuance of common stock	659	1,354
Distributions to shareholders of noncontrolling interests	(5,760)	(2,551)
Cash dividends paid	(109,418)	(101,137)
Other financing activities	(7,006)	(4,960)
Cash Flows from Financing Activities	35,938	169,264
NET INCREASE IN CASH AND CASH EQUIVALENTS	144	1,982
CASH AND CASH EQUIVALENTS:
Beginning of period	3,066	3,231
End of period	$3,210	$5,213

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
2nd Quarter 2017 vs. 2016

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
June 30, 2016 basic earnings attributable to common stock			$72,340		$0.51

		Favorable/(Unfavorable)

	Gross Margin		(11,823)	A
	Operating and maintenance		(1,539)	B
	Depreciation and amortization		(9,803)	C
	Selling, general and administrative		18,145	D
	Taxes other than income tax		6,517	E
	Other income (expense)		(2,242)	F
	Interest expense		(3,996)	G
	Income tax expense		4,636	H
	Net income attributable to noncontrolling interests		(170)
	Change in shares outstanding	(0.01)

June 30, 2017 basic earnings attributable to common stock			$72,065		$0.50

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A	Due primarily to lower residential and commercial sales because of milder weather in 2017

B
Due primarily to: higher operating and maintenance costs at coal fired plants mainly from scheduled outages -- ($3.6M); higher operating expense due to start of Western Plains Wind Farm -- ($1.3M); partially offset by a decrease in nuclear operating and maintenance costs due primarily to receipt of proceeds from a legal settlement at Wolf Creek -- $4.6M

C	Due principally to property additions at Western Plains Wind Farm in March 2017

D	Due primarily to: decrease in merger-related expense -- $7.5M; and decrease in employee benefit costs attributable partially to having fewer employees -- $4.9M

E	Due primarily to decreased property tax amortization expense that is largely offset by decreased prices -- $6.7M

F	Due primarily to a decrease in equity AFUDC -- ($2.8M)

G	Due primarily to: an increase in interest expense of long-term debt from issuances of FMBs during June 2016 -- ($2.8M); and a decrease in debt AFUDC -- ($1.4M)

H	Due primarily to an increase in tax benefits from production tax credits from Western Plains Wind Farm

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD June 2017 vs. 2016

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
June 30, 2016 basic earnings attributable to common stock			$137,925		$0.97

		Favorable/(Unfavorable)

	Gross Margin		(22,410)	A
	Operating and maintenance		(4,979)	B
	Depreciation and amortization		(14,789)	C
	Selling, general and administrative		15,444	D
	Taxes other than income tax		12,769	E
	Other income (expense)		(9,055)	F
	Interest expense		(4,660)	G
	Income tax expense		22,349	H
	Net income attributable to noncontrolling interests		(868)
	Change in shares outstanding	(0.01)

June 30, 2017 basic earnings attributable to common stock			$131,726		$0.92

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)

A	Due primarily to lower residential and commercial sales because of milder weather in 2017 and one less calendar day due to 2016 being a leap year

B
Due primarily to: higher distribution maintenance expense -- ($5.6M); higher operating and maintenance costs at coal fired plants due primarily to scheduled outage -- ($3.1M); higher operating expense due to start of Western Plains Wind Farm -- ($1.7M); partially offset by a decrease in nuclear operating and maintenance costs due primarily to receipt of proceeds from a legal settlement at Wolf Creek -- $6.0M

C	Due principally to property additions at Western Plains Wind Farm in March 2017

D	Due primarily to: decrease in merger-related expense -- $7.1M; and decrease in employee benefit costs attributable partially to having fewer employees -- $3.1M

E	Due primarily to decreased property tax amortization expense that is largely offset by decreased prices -- $13.4M

F	Due primarily to: lower COLI benefit -- ($6.6M); and a decrease in equity AFUDC -- ($4.5M)

G	Due primarily to: an increase in interest expense of long-term debt from the issuances of FMBs during June 2016 -- ($4.2M); and a decrease in debt AFUDC -- ($1.6M)

H	Due primarily to lower income before income taxes and increases in tax benefits from production tax credits from Western Plains Wind Farm

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended June 30,
	2017	2016	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$188,142	$202,838	$(14,696)	(7.2)
Commercial	182,110	188,197	(6,087)	(3.2)
Industrial	107,990	108,004	(14)	—
Other retail	5,706	4,013	1,693	42.2
Provision for rate refunds	(15,798)	(20,515)	4,717	23.0
Total Retail Revenues	468,150	482,537	(14,387)	(3.0)
Tariff-based wholesale	53,332	56,260	(2,928)	(5.2)
Market-based wholesale	9,712	10,427	(715)	(6.9)
Transmission	70,152	66,620	3,532	5.3
Other	7,975	5,604	2,371	42.3
Total Revenues	$609,321	$621,448	$(12,127)	(2.0)

Electricity Sales	(Thousands of MWh)
Residential	1,393	1,492	(99)	(6.6)
Commercial	1,814	1,875	(61)	(3.3)
Industrial	1,422	1,391	31	2.2
Other retail	25	19	6	31.6
Total Retail	4,654	4,777	(123)	(2.6)
Tariff-based wholesale	793	915	(122)	(13.3)
Market-based wholesale	1,200	781	419	53.6
Total wholesale	1,993	1,696	297	17.5
Total Electricity Sales	6,647	6,473	174	2.7

	(Dollars per MWh)
Total retail	$100.59	$101.01	$(0.42)	(0.4)
Tariff-based wholesale	$67.25	$61.49	$5.76	9.4
Market-based wholesale	$8.09	$13.35	$(5.26)	(39.4)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$79,595	$91,980	$(12,385)	(13.5)
Purchased power	42,815	34,071	8,744	25.7
Subtotal	122,410	126,051	(3,641)	(2.9)
RECA recovery and other	(10,620)	(7,421)	(3,199)	(43.1)
Total fuel and purchased power expense	$111,790	$118,630	$(6,840)	(5.8)

Electricity Supply	(Thousands of MWh)
Generated - Gas	372	472	(100)	(21.2)
Coal	2,966	3,373	(407)	(12.1)
Nuclear	1,246	1,242	4	0.3
Wind	402	100	302	302.0
Subtotal electricity generated	4,986	5,187	(201)	(3.9)
Purchased	2,055	1,455	600	41.2
Total Electricity Supply	7,041	6,642	399	6.0

	(Dollars per MWh)
Average cost of fuel used for generation	$15.96	$17.73	$(1.77)	(10.0)
Average cost of purchased power	$20.83	$23.42	$(2.59)	(11.1)
Average cost of fuel and purchased power	$17.39	$18.98	$(1.59)	(8.4)

Degree Days		2016/
	2017	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	508	593	(85)	(14.3)
Actual compared to 20 year average	508	457	51	11.2
Heating
Actual compared to last year	310	285	25	8.8
Actual compared to 20 year average	310	386	(76)	(19.7)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Six Months Ended June 30,
	2017	2016	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$364,310	$382,128	$(17,818)	(4.7)
Commercial	337,817	353,870	(16,053)	(4.5)
Industrial	206,506	208,702	(2,196)	(1.1)
Other retail	9,643	7,854	1,789	22.8
Provision for rate refunds	(32,083)	(38,738)	6,655	17.2
Total Retail Revenues	886,193	913,816	(27,623)	(3.0)
Tariff-based wholesale	110,553	115,280	(4,727)	(4.1)
Market-based wholesale	29,858	18,819	11,039	58.7
Transmission	139,593	130,535	9,058	6.9
Other	15,698	12,448	3,250	26.1
Total Revenues	$1,181,895	$1,190,898	$(9,003)	(0.8)

Electricity Sales	(Thousands of MWh)
Residential	2,747	2,889	(142)	(4.9)
Commercial	3,432	3,533	(101)	(2.9)
Industrial	2,756	2,693	63	2.3
Other retail	44	40	4	10.0
Total Retail	8,979	9,155	(176)	(1.9)
Tariff-based wholesale	1,802	1,910	(108)	(5.7)
Market-based wholesale	2,682	1,660	1,022	61.6
Total wholesale	4,484	3,570	914	25.6
Total Electricity Sales	13,463	12,725	738	5.8

	(Dollars per MWh)
Total retail	$98.70	$99.82	$(1.12)	(1.1)
Tariff-based wholesale	$61.35	$60.36	$0.99	1.6
Market-based wholesale	$11.13	$11.34	$(0.21)	(1.9)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$169,442	$173,619	$(4,177)	(2.4)
Purchased power	86,267	72,901	13,366	18.3
Subtotal	255,709	246,520	9,189	3.7
RECA recovery and other	(30,064)	(27,832)	(2,232)	(8.0)
Total fuel and purchased power expense	$225,645	$218,688	$6,957	3.2

Electricity Supply	(Thousands of MWh)
Generated - Gas	694	697	(3)	(0.4)
Coal	6,424	6,661	(237)	(3.6)
Nuclear	2,490	2,494	(4)	(0.2)
Wind	696	222	474	213.5
Subtotal electricity generated	10,304	10,074	230	2.3
Purchased	3,810	3,011	799	26.5
Total Electricity Supply	14,114	13,085	1,029	7.9

	(Dollars per MWh)
Average cost of fuel used for generation	$16.44	$17.23	$(0.79)	(4.6)
Average cost of purchased power	$22.64	$24.21	$(1.57)	(6.5)
Average cost of fuel and purchased power	$18.12	$18.84	$(0.72)	(3.8)

Degree Days		2016/
	2017	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	523	597	(74)	(12.4)
Actual compared to 20 year average	523	460	63	13.7
Heating
Actual compared to last year	2,210	2,367	(157)	(6.6)
Actual compared to 20 year average	2,210	2,814	(604)	(21.5)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		June 30, 2017		December 31, 2016
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$125,000
Current maturities of long-term debt of VIEs		28,538		26,842
Long-term debt, net		3,686,180		3,388,670
Long-term debt of variable interest entities, net		82,653		111,209
Total long-term debt		3,797,371	49.6%	3,651,721	48.8%
Common equity		3,825,529	50.0%	3,805,875	50.8%
Noncontrolling interests		29,350	0.4%	27,315	0.4%
Total capitalization		$7,652,250	100.0%	$7,484,911	100.0%

GAAP Book value per share		$26.92		$26.84
Period end shares outstanding (in thousands)		142,093		141,791

Outstanding Long-Term Debt

	CUSIP	June 30, 2017		December 31, 2016
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	$—		$125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
3.25% Series due December 2025	95709TAL4	250,000		250,000
2.55% Series due June 2026	95709TAN0	350,000		350,000
3.10% Series due April 2027	95709TAP5	300,000		—
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
4.25% Series due December 2045	95709TAM2	300,000		300,000
		2,680,000		2,505,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,755,500		2,580,500

KGE
First mortgage bond series:
6.70% Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64% Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
2.50% Series due June 2031	N/A	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,726,940		3,551,940
Unamortized debt discount		(11,238)		(10,358)
Unamortized debt issuance expense		(29,522)		(27,912)
Long-term debt due within one year		—		(125,000)
Total long-term debt, net		$3,686,180		$3,388,670

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and six months ended June 30, 2017 and 2016 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016	Change	2017	2016	Change
	(Dollars in Thousands)
Revenues	$609,321	$621,448	$(12,127)	$1,181,895	$1,190,898	$(9,003)
Less: Fuel and purchased power expense	111,790	118,630	(6,840)	225,645	218,688	6,957
SPP network transmission costs	61,763	55,227	6,536	122,437	115,987	6,450
Gross margin	$435,768	$447,591	$(11,823)	$833,813	$856,223	$(22,410)

Income from operations	$155,112	$153,615	$1,497	$281,461	$295,426	$(13,965)
Plus: Operating and maintenance expense	87,158	85,619	1,539	168,356	163,377	4,979
Depreciation and amortization expense	94,029	84,226	9,803	182,655	167,866	14,789
Selling, general and administrative expense	57,579	75,724	(18,145)	116,735	132,179	(15,444)
Taxes other than income tax	41,890	48,407	(6,517)	84,606	97,375	(12,769)
Gross margin	$435,768	$447,591	$(11,823)	$833,813	$856,223	$(22,410)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 should be read in conjunction with this financial information.